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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  __________


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported):
                               January 29, 1999
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                              OMEGA CABINETS, LTD
                           --------------------------
             (Exact name of registrant as specified in charter)

      Delaware                        333-37135                42-1423186
      --------                        ---------                ----------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
    of incorporate)                                         Identification No.)

1205 Peters Drive, Waterloo, Iowa                                 50703
---------------------------------                                 -----
(Address of principal executive officers)                       (Zip Code)

      Registrant's telephone number, including area code: (319) 235-5700
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                                Page 1 of 283
                           Exhibit Index on Page 7
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ITEM 2.   ACQUISITION OF ASSETS

(a) In a series of transactions described more fully below, Omega Cabinets, Ltd., a Delaware corporation (the "Company"), through certain of its subsidiaries, acquired all of the outstanding capital stock (the "Kitchen Craft Stock") of Kitchen Craft of Canada Ltd., a Canadian corporation ("Kitchen Craft").

     As contemplated by the Master Transaction Agreement dated as of January 29, 1999 (the "Master Transaction Agreement") among (i) 3578275 Canada Inc., a Canadian corporation and an indirect subsidiary of the Company; (ii) Omega Holdings, Inc., a Delaware corporation and the sole direct parent company of the Company ("Holdings"); and (iii) the Selling Participants (as defined in the Master Transaction Agreement), the following transactions occurred in the following order:

     (1) Omega Kitchen Craft Holdings Corp., a Delaware corporation and a direct wholly owned subsidiary of the Company, purchased 100,000 shares of Class A Common Stock of 3578275 Canada Inc. representing all of the issued and outstanding shares of Class A Common Stock of 3578275 Canada Inc. other than 1 share issued to the incorporator of 3578275 Canada Inc.

     (2) Omega Kitchen Craft U.S. Corp., a Delaware corporation and an indirect wholly owned subsidiary of the Company, acquired all of the outstanding capital stock of Bulrad Illinois, Inc., an Illinois corporation, from Kitchen Craft for cash consideration equal to approximately $600,000.

     (3) 3578275 Canada Inc. acquired all of the outstanding Kitchen Craft Stock and retired all related party indebtedness of Kitchen Craft in exchange for approximately (Cdn) $70.4 million and 2,904.7728 shares of Class B Common Stock of 3578275 Canada Inc., exchangeable on a 1-for-1 basis into shares of common stock, $.01 par value per share (the "Common Stock"), of Holdings. In addition, all other indebtedness of Kitchen Craft existing as of January 29, 1999 was retired in exchange for approximately (Cdn) $4.5 million cash.

     (4) 3578275 Canada Inc. and Kitchen Craft amalgamated under Canadian law to form a new corporation, Kitchen Craft of Canada Ltd., a Canadian corporation. In the amalgamation (i) each outstanding share of Class A Common Stock of 3578275 Canada Inc. was converted into one share of Class A Common Stock of Kitchen Craft of Canada Ltd., (ii) each outstanding share of Class B Common Stock of 3578275 Canada Inc. was converted into one share of Class B Common Stock of Kitchen Craft of Canada Ltd., which shares are exchangeable on a 1-for-1 basis into shares of Holdings Common Stock, and (iii) each outstanding share of Kitchen Craft owned by 3578275 Canada Inc. was canceled for no consideration.

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     In order to finance the transactions described above, (i) Holdings sold
9,674.5734 shares of its Common Stock to Mezzanine Lending Associates III, L.P. for aggregate consideration of $13,272,296.14 and a portion of such consideration was contributed down to 3578275 Canada Inc. through the Company and Omega Kitchen Craft Holdings Corp.; (ii) the Company amended and restated its existing senior credit agreement to provide for an additional term loan of $25.0 million and the Company borrowed $25.0 million under the new term loan and loaned the proceeds therefrom to 3578275 Canada Inc. in return for an intercompany note (the "Intercompany Note"); and (iii) 3578275 Canada Inc. entered into a Canadian dollar denominated senior credit agreement (the "Canadian Senior Credit Agreement") supplemental to the amended and restated senior credit agreement of the Company pursuant to which it borrowed approximately (Cdn) $22.0 million under a term loan and approximately (Cdn) $2.0 under a revolving loan. The proceeds from the sale of Holdings Common Stock to Mezzanine Lending Associates III, L.P. together with the borrowings evidenced by the Intercompany Note and the borrowings under the Canadian Senior Credit Agreement were used to pay the purchase price to the selling stockholders of Kitchen Craft and to pay certain related fees and expenses.

     Immediately prior to the acquisition of Kitchen Craft, there were 100 shares of common stock of Kitchen Craft, 23,442,000 Class A preference shares of Kitchen Craft, and 77,000 Class B preference shares of Kitchen Craft outstanding. The amount and nature of the consideration was determined by arms-length negotiation among the parties.

     The foregoing description is qualified in its entirety by reference to the Master Transaction Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

(b) Kitchen Craft of Canada Ltd., based in Winnipeg, Manitoba, is the second largest manufacturer of kitchen and bathroom cabinetry and laminated countertops in Canada and the largest Canadian manufacturer of semi-custom kitchen and bathroom cabinetry. Kitchen Craft is also a leading competitor in the United States semi-custom cabinet market. In contrast to the Company, 100% of Kitchen Craft's cabinetry sales are generated by frameless products. The Company intends to continue to use the assets of Kitchen Craft for the purposes described above.

ITEM 5.   OTHER EVENTS.

     In connection with the transactions contemplated by the Master Transaction Agreement, the Company solicited the consent of the holders of its 10-1/2% Senior Subordinated Notes due 2007 (the "Notes") to certain amendments to the Indenture dated as of July 24, 1997 (the "Indenture) between the Company, Panther Transport, Inc., HomeCrest Corporation and The Chase Manhattan Bank, as trustee. On January 28, 1999, the Company, Panther Transport, Inc. and The Chase Manhattan Bank, as trustee, entered into the First Supplemental Indenture to effect the amendments to the Indenture described in the Company's Consent Solicitation Statement dated January 12, 1999, as supplemented by Supplement No. 1 thereto dated January 26, 1999, Supplement No. 2 thereto dated January 27, 1999, and Supplement No. 3 thereto dated January 27, 1999.

     Immediately following consummation of the acquisition of Kitchen Craft pursuant to the terms of the Master Transaction Agreement, the Company, Panther Transport, Inc., Omega

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Kitchen Craft U.S. Corp., a Delaware corporation and an indirect wholly owned subsidiary of the Company, Bulrad Illinois, Inc., an Illinois corporation and in indirect wholly owned subsidiary of the Company, and The Chase Manhattan Bank, as trustee, entered into the Second Supplement Indenture dated January 29, 1999 pursuant to which each of Omega Kitchen Craft U.S. Corp. and Bulrad Illinois, Inc. agreed to guarantee the Company's obligations under the Notes and the Indenture in accordance with the terms and provisions of the Indenture.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of the Acquired Businesses

          The required historical financial statements for the acquired business referred to in Item 2 of this Report are incorporated herein by reference to the information included in the Company's Consent Solicitation Statement dated January 12, 1999 and filed as Exhibit
          99.1 to the Company's Current Report on Form 8-K filed January 12,
          1999.

     (b)  Pro Forma Financial Information

          The required pro forma financial information with respect to the acquired business referred to in Item 2 of this Report are incorporated herein by reference to the information included in the Company's Consent Solicitation Statement dated January 12, 1999 and filed as Exhibit 99.1 to the Company's Current Report on Form 8-K filed January 12, 1999.

     (c)  Exhibits:

     2.1 Master Transaction Agreement dated as of January 29, 1999 among (i) 3578275 Canada Inc., a Canadian corporation; (ii) Omega Holdings, Inc., a Delaware corporation; and (iii) the Selling Participants (as defined in the Master Transaction Agreement).

     2.2 Agreement to furnish copies of omitted annexes, schedules and exhibits to the Master Transaction Agreement.

     4.1 First Amended and Restated Credit Agreement dated as of January 29, 1999 by and among Omega Cabinets, Ltd., Panther Transport, Inc., and any other party that becomes a party thereto, the Banks (as defined therein), U.S. Bank National Association, as agent, and The First National Bank of Chicago, as documentation agent.

     4.2 Credit Agreement dated as of January 29, 1999 between 3578275 Canada Inc. and the Lenders (as defined therein), and Canadian Imperial Bank of Commerce, as Administrative Agent.

     99.1 First Supplemental Indenture dated January 28, 1999 between Omega Cabinets, Ltd., Panther Transport, Inc. and The Chase Manhattan Bank, as trustee.

     99.2 Second Supplemental Indenture dated January 29, 1999 between Omega Cabinets, Ltd., Panther Transport, Inc., Omega Kitchen Craft U.S. Corp., Bulrad Illinois, Inc., and The Chase Manhattan Bank, as trustee.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   OMEGA CABINETS, LTD.






                                   By: /s/ Robert L. Moran
                                      -----------------------------
                                   Name:  Robert L. Moran
                                   Title: President


Date: February 12, 1999

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                                 EXHIBIT INDEX


Exhibit No.              Description of Exhibits                           Page
----------               -----------------------                           ----

2.1 Master Transaction Agreement dated as of January 29, 1999 among (i) 3578275 Canada Inc., a Canadian corporation; (ii) Omega Holdings, Inc., a Delaware corporation; and (iii) the Selling Participants (as defined in the Master Transaction Agreement).

2.2 Agreement to furnish copies of omitted annexes, schedules and exhibits to the Master Transaction Agreement.

4.1 First Amended and Restated Credit Agreement dated as of January 29, 1999 by and among Omega Cabinets, Ltd., Panther Transport, Inc., and any other party that becomes a party thereto, the Banks (as defined therein), U.S. Bank National Association, as agent, and The First National Bank of Chicago, as documentation agent.

4.2 Credit Agreement dated as of January 29, 1999 between 3578275 Canada Inc. and the Lenders (as defined therein), and Canadian Imperial Bank of Commerce, as Administrative Agent.

99.1 First Supplemental Indenture dated January 28, 1999 between Omega Cabinets, Ltd., Panther Transport, Inc. and The Chase Manhattan Bank, as trustee.

99.2                Second Supplemental Indenture dated January 29,
                    1999 between Omega Cabinets, Ltd., Panther
                    Transport, Inc., Omega Kitchen Craft U.S. Corp., Bulrad Illinois, Inc., and The Chase Manhattan Bank, as trustee.